Filed pursuant to Rule 497(a)
Registration File No. 333-217207
Rule 482ad

TPG Specialty Lending, Inc. Announces Public Offering of Common Stock

NEW YORK—(BUSINESS WIRE)—Mar. 20, 2018—TPG Specialty Lending, Inc. (NYSE:TSLX) (“TSLX” or the “Company”) announced today that it has launched a public offering of 3,750,000 shares of its common stock. TSLX also plans to grant the underwriters for the offering an option to purchase up to an additional 562,500 shares of its common stock. The offering will be made pursuant to a registration statement, which has been filed with, and declared effective by, the Securities and Exchange Commission (the “SEC”). The completion of the proposed offering depends upon several factors, including market and other conditions.

TSLX expects to use the net proceeds of the offering to pay down outstanding debt under its revolving credit facility. However, through re-borrowing under the revolving credit facility, the Company intends to make new investments in accordance with its investment objectives and strategies outlined in the preliminary prospectus supplement and the accompanying prospectus described below in greater detail.

J.P. Morgan, Wells Fargo Securities, BofA Merrill Lynch, Morgan Stanley, Raymond James, RBC Capital Markets, Keefe, Bruyette & Woods, Citigroup and Goldman Sachs & Co. LLC are acting as joint book-running managers for this offering. TPG Capital BD, LLC is acting as co-manager.

Investors are advised to carefully consider the investment objectives, risks, charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 20, 2018 and the accompanying prospectus dated May 30, 2017, which have been filed with the SEC, contain this and other information about the Company and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of TSLX and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: J.P. Morgan, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or by calling toll-free at (866) 803 9204; Wells Fargo Securities, Attention: Equity Syndicate Department, 375 Park Avenue, New York, New York 10152, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com; BofA Merrill Lynch, Attention: Prospectus Department, 200 North College Street, 3rd Floor, Charlotte, NC 28255-0001, or via email: dg.prospectus_requests@baml.com (mailto:dg.prospectus_requests@baml.com); Morgan Stanley, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, New York 10014; Raymond James, 880 Carillon Parkway, St. Petersburg, FL 33716, telephone: (800) 248-8863, email: prospectus@raymondjames.com; RBC Capital Markets, Attention: Equity Syndicate, 200 Vesey Street, 8th Floor, New York, NY 10281-8098 or by telephone at 877-822-4089 or by email at equityprospectus@rbccm.com; Keefe, Bruyette & Woods, A Stifel Company, 787 Seventh Avenue, 4th Floor, New York, NY 10019; Citigroup, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, (800) 831-9146.; or Goldman Sachs & Co. LLC, Attn: Prospectus Department, 200 West Street, New York, NY 10282 or by telephone at (866) 471-2526, or by facsimile at 212-902-9316 or by email at prospectusgroupny@ny.email.gs.com.

About TPG Specialty Lending, Inc.

TPG Specialty Lending, Inc. is a specialty finance company focused on lending to middle-market companies. The Company seeks to generate current income primarily in U.S.-domiciled middle-market companies through direct originations of senior secured loans and, to a lesser extent, originations of mezzanine and unsecured loans and investments in corporate bonds and equity securities. The Company has elected to be regulated as a business development company, or BDC, under the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. TSLX is externally managed by TSL Advisers, LLC, an SEC registered investment adviser. TSLX leverages the deep investment, sector, and operating resources of TPG Sixth Street Partners, the dedicated special situations and credit platform of TPG, with approximately $20 billion of assets under management as of September 30, 2017, and the broader TPG platform, a global private investment firm with over $79 billion of assets under management as of September 30, 2017.

Forward-Looking Statements

Statements included herein may constitute “forward-looking statements,” which relate to future events or the Company’s future performance or financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about us, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “would,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance, conditions or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in the Company’s filings with the SEC. The Company assumes no obligation to update any such forward-looking statements.

Source: TPG Specialty Lending, Inc.

Investors:

Ian Simmonds

212–601-4739

IRTSL@tpg.com

Media:

Luke Barrett, 212-601-4752

lbarrett@tpg.com

Press:

Owen Blicksilver PR, Inc.

Jennifer Hurson, 845-507-0571

jennifer@blicksilverpr.com